Exhibit 10.23
FOURTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT
     THIS FOURTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of September 8, 2009 (the “Fourth Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Stockholders’ Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Election of Directors. Section 1.1(b) of the Original Agreement is hereby amended by inserting a new subsection (vi) to read, in its entirety, as follows:
     (i) one (1) individual (the “Elavon Director”) nominated by Elavon, Inc., a Georgia corporation (“Elavon”);
     2. Election of Elavon Director. The undersigned hereby approve and elect Stuart C. Harvey, Jr. to serve on the Board of Directors of the Company as the Elavon Director until his successor is duly elected and qualified in accordance with the provisions of the Agreement, as amended by this Amendment, and the Company’s Bylaws.
     3. Vacancies and Removal. Section 1.2 of the Original Agreement is amended by inserting a new subsection (h) to read, in its entirety, as follows:
     (h) The Stockholders shall vote all of their shares of capital stock of the Company to cause any Elavon Director to be removed during his or her term of office, when and only when they are so directed to be removed in writing by Elavon or for Cause.

     4. Right to Appoint Directors. Section 1.3 of the Original Agreement is amended by inserting new subsection (i) to read, in its entirety, as follows:
     (i) Elavon. At such time as that certain Master Services Agreement Re. PCI DSS Validation and Related Services, between Elavon and the Company, terminates or expires, Elavon shall cease to be entitled to nominate any Elavon Director to the Board pursuant to Section 1.1(b) and the obligations of the other Stockholders to vote their shares in favor of election of the Elavon nominee under Section 1.1(b), and the obligations of the other Stockholders to vote to remove any Elavon Director under Section 1.2, shall terminate and be of no further force or effect.
     5. Modification or Amendment. Clause (x) of Section 4.9 of the Original Agreement is hereby amended by adding at the end thereof, the following:
and Sections 1.1(b)(vi), 1.2(h) and 1.3(i), may not be modified, amended, changed, discharged or terminated without the written consent of Elavon,
     6. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     7. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P.
By:	Financial Technology Management, II, LLC

By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P.
By:	Financial Technology Management, II, LLC

By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

/s/ Richard Kiphart
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Authorized Agent

/s/ Joseph L. Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	Managing Director

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	Managing Director

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

THE PRODUCTIVITY FUND, IV L.P.
By:	First Analysis Management Company IV,
L.L.C., its General Partner
By:	First Analysis Venture Operations and
Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith
Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND, IV ADVISORS FUND, L.P.
By:	First Analysis Management Company IV,
L.L.C., its General Partner

By:	First Analysis Venture Operations and
Research, L.L.C., its Member

By:	First Analysis Corporation, its Manager

By:	/s/ Howard Smith
Howard S. Smith, Managing Director